                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Donald F. Hastings
___________________________________________________
                    Signature


                      Chairman of the Board, President
                      and Chief Executive Officer
Donald F. Hastings    (Principal Executive Officer)
_______________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Frederick  W. Mackenbach
___________________________________________________
                    Signature


                            President, Chief Operating
Frederick  W. Mackenbach    Officer, and Director
______________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Harry Carlson
___________________________________________________
                    Signature


Harry Carlson           Vice Chairman
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ David H. Gunning
___________________________________________________
                    Signature


David H. Gunning        Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Edward E. Hood, Jr.
___________________________________________________
                    Signature


Edward E. Hood, Jr.      Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Paul E. Lego
___________________________________________________
                    Signature


Paul E. Lego    Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Hugh L. Libby
___________________________________________________
                    Signature


Hugh L. Libby           Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ David C. Lincoln
___________________________________________________
                    Signature


David C. Lincoln        Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Emma S. Lincoln
___________________________________________________
                    Signature


Emma S. Lincoln         Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ G. Russell Lincoln
___________________________________________________
                    Signature


G. Russell Lincoln       Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Henry L. Meyer III
___________________________________________________
                    Signature


Henry L. Meyer III      Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Lawrence O. Selhorst
___________________________________________________
                    Signature


Lawrence O. Selhorst           Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Craig R. Smith
___________________________________________________
                    Signature


Craig R. Smith          Director
___________________________________________________
                 Name and Title

                                                           Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                          THE LINCOLN ELECTRIC COMPANY

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY


                    The undersigned director and/or officer of The Lincoln Electric Company, an Ohio corporation (the "Corporation"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's proposed class of nonvoting Common Shares (tentatively known as the Class A Common Shares), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of March 30, 1995.


/s/ Frank Steingass
___________________________________________________
                    Signature


Frank Steingass         Director
___________________________________________________
                 Name and Title